                                                                   Exhibit 10.36

                        CONFIDENTIAL TREATMENT REQUESTED.
    CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN
         SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                 AMENDMENT NO. 2

                                     to the

                   License Agreement dated 13th of June, 2000

 as amended by Amendment No. 1 to that License Agreement dated May 20, 2001 by and between

     ANTARES Pharma IPL AG, Zug, Baarerstrasse 95, 6301 Zug, Switzerland as

              Licensor (formerly known as Permatec Technologie AG)

                                       and

   BioSante Pharmaceuticals, Inc., 175 Olde Half Day Road, Lincolnshire, IL.,

                            60069 U.S.A. as Licensee


--------------------------------------------------------------------------------


WHEREAS, Antares Pharma IPL AG ("ANTARES") and BioSante Pharmaceuticals, Inc. ("BIOSANTE") have entered into that certain License Agreement dated 13th of June, 2000 (the "Agreement"), regarding the grant of a license with the right to sublicense products as defined in the Agreement, and have entered into a May 20, 2001 amendment to that Agreement entitled in part "Amendment No. 1 to the License Agreement dated 13th of June 2000" ("Amendment No. 1");

WHEREAS, ANTARES has granted BIOSANTE an option regarding the licensing of **** Combi-Gel in the Agreement;

WHEREAS, ANTARES has offered within the "offering period" and BIOSANTE has an interest in licensing **** Combi-Gel;

WHEREAS, the parties acknowledge that the prerequisites provided for in 10.3.1 of the Agreement have been met;

NOW, THEREFORE, the Parties hereby agree according to this Amendment No. 2 to the License Agreement dated 13th of June 2000 (the "Agreement") ("Amendment No. 2") to amend the Agreement as follows:

1. BIOSANTE hereby agrees to accept an exclusive license of the **** Combi-Gel pursuant to the terms and conditions set forth in the Agreement as amended by Amendment No. 1.

2. The Parties hereby reaffirm their agreement to the terms and conditions under 10.3.2 and 10.3.3 of the Agreement, and reaffirm that the payment obligations in 10.3.3.1 of the Agreement have been fully eliminated pursuant to 4.1(c) of Amendment No. 1.


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***** - Denotes portions omitted pursuant to a request for confidentiality under
Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

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3.   Except for the amendments and changes to the Agreement as set forth in
     Amendment No. 1 and in this Amendment No. 2, which shall upon execution hereof become an integral part of the Agreement, any and all terms and conditions contained in the Agreement as agreed upon by the Parties shall remain in full force and effect and shall not be changed, amended or altered by this Amendment.

4. Any and all capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Agreement.

5. The parties further agree that in the event that any further amendment, change or alteration of the language or wording etc. of any Section of the Agreement would be required to give full effect to any of the changes agreed upon in this Amendment, then such further amendment, change or alteration of the language or wording shall be made upon reasonable request of either party.

IN WITNESSETH WHEREOF, the Parties have duly executed this Amendment affective as of the 5th day of July 2001.

                                            Antares Pharma IPL AG

Allschwil, June 27, 2001                    /s/  Dario Carrara
----------------------------------          -----------------------------------
Place and Date                              By:  Dario Carrara
                                            Its: Executive Director


                                            BioSante Pharmaceuticals, Inc.

Lincolnshire, IL, July 5, 2001              /s/  Stephen M. Simes
----------------------------------          ---------------------
Place and Date                              By:  Stephen M. Simes
                                            Its: President and CEO


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